                                                        Registration No. 2-89972


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           -------------------------


                         POST-EFFECTIVE AMENDMENT NO. 23

                                       To
                                    FORM S-6
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                           -------------------------


                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
          (Complete address of depositor's principal executive offices)

              ROBERT J. BERDAN, Vice President and General Counsel
                 The Northwestern Mutual Life Insurance Company
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                (Name and complete address of agent for service)

    It is proposed that this filing will become effective
--- immediately upon filing pursuant to paragraph (b)

 X  on April 30, 2001 pursuant to paragraph (b)
---

    60 days after filing pursuant to paragraph (a)(1)
---

    on (DATE) pursuant to paragraph (a)(1)
--- of Rule 485

    this post-effective amendment designates a new
--- effective date for a previously filed post-effective amendment


                           -------------------------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                              CROSS-REFERENCE SHEET

         Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.

                Item Number                                      Heading in Prospectus
                -----------                                      ---------------------
                   1 ................................  Cover Page
                   2 ................................  Cover Page; Northwestern Mutual
                   3 ................................  Not Applicable
                   4 ................................  Distribution of the Policies
                   5 ................................  The Account
                   6 ................................  The Account
                   9 ................................  Legal Proceedings
                  10(a) .............................  Other Policy Provisions:
                                                       Owner and Collateral Assignment
                  10(b) .............................  Annual Dividends
                  10(c) and (d) .....................  Death Benefit, Cash Value, Policy Loans, Right to Return
                                                       Policy, Right to Exchange for a Fixed Benefit Policy,
                                                       Payment Plans
                  10(e) .............................  Grace Period, Extended Term and Paid-Up Insurance,
                                                       Reinstatement
                  10(f) .............................  Voting Rights
                  10(g) ...............................Voting Rights, Substitution of Fund Shares and Other
                                                       Charges
                  10(h)                                Voting Rights, Substitution of Fund Shares and Other
                                                       Charges
                  10(i) .............................  Premiums, Death Benefit, Annual Dividends, Other Policy
                                                       Provisions:

                                                       Payment Plans
                                                       -------------

                  11 ................................  The Account, The Funds: Northwestern Mutual Series Fund,
                                                       Inc. -- Small Cap Growth Stock Portfolio, Aggressive
                                                       Growth Stock Portfolio, International Equity Portfolio,
                                                       Index 400 Stock Portfolio, Growth Stock Portfolio, Growth
                                                       and Income Stock Portfolio, Index 500 Stock Portfolio,
                                                       Balanced Portfolio, High Yield Bond Portfolio, Select Bond
                                                       Portfolio,  and Money Market  Portfolio. Russell Insurance
                                                       Funds -- Multi-Style Equity Fund, Aggressive Equity Fund,
                                                       Non-U.S. Fund, Real Estate Securities Fund, and Core Bond
                                                       Fund
                  12 ................................  The Funds
                  13 ................................  The Funds, Deductions and Charges, Deductions from
                                                       Premiums for Whole Life and Extra Ordinary Life Policies,
                                                       Deductions for Single Premium Life Policies, Charges
                                                       Against the Account Assets
                  14 ................................  Requirements for Insurance
                  15 ................................  Premiums, Allocations to the Account
                  16 ................................  The Account, The Funds, Allocations to the Account,
                                                       Transfers Between Divisions
                  17 ................................  Same Captions as Items 10(a), (c), and (d)
                  18 ................................  The Account, Annual Dividends

                  19 ................................  Reports
                  20 ................................  Not Applicable
                  21 ................................  Policy Loans
                  22 ................................  Not Applicable
                  23 ................................  Not Applicable
                  24 ................................  Not Applicable
                  25 ................................  Not Applicable
                  26 ................................  Not Applicable
                  27 ................................  Northwestern Mutual
                  28 ................................  Management
                  29 ................................  Not Applicable
                  30 ................................  Not Applicable
                  31 ................................  Not Applicable
                  32 ................................  Not Applicable
                  33 ................................  Not Applicable
                  34 ................................  Not Applicable
                  35 ................................  Northwestern Mutual
                  37 ................................  Not Applicable
                  38 ................................  Distribution of the Policies
                  39 ................................  Distribution of the Policies
                  40 ................................  The Funds
                  41 ................................  The Funds, Distribution of the Policies
                  42 ................................  Not Applicable
                  43 ................................  Not Applicable
                  44 ................................  The Funds, Requirements for Insurance, Premiums
                  45 ................................  Not Applicable
                  46 ................................  Same Captions as Items 10(c) and (d)
                  47 ................................  Not Applicable
                  48 ................................  Not Applicable
                  49 ................................  Not Applicable
                  50 ................................  The Account
                  51 ................................  Numerous Captions
                  52 ................................  Substitution of Fund Shares and Other Changes
                  53 ................................  Charges Against the Account Assets
                  54 ................................  Not Applicable
                  55 ................................  Not Applicable

APRIL 30, 2001



         NORTHWESTERN MUTUAL VARIABLE LIFE



         Whole Life

         Extra Ordinary Life

         Single Premium Life






                                                                       (PHOTO)











         NORTHWESTERN MUTUAL                       The Northwestern Mutual Life
         SERIES FUND, INC. AND                     Insurance Company
         RUSSELL INSURANCE FUNDS                   720 East Wisconsin Avenue
                                                   Milwaukee, Wisconsin 53202
                                                   (414) 271-1444



                            P r o s p e c t u s e s

                                                  [NORTHWESTERN MUTUAL(TM) LOGO]

CONTENTS FOR THIS PROSPECTUS

                                                   Page
                                                   ----
Prospectus...........................................1
  Northwestern Mutual Variable Life..................1
Summary of the Policies..............................2
  Variable Life Insurance............................2
  The Account and its Divisions......................2
  Deductions and Charges.............................2
The Northwestern Mutual Life Insurance Company,
  Northwestern Mutual Variable Life Account,
  Northwestern Mutual Series Fund, Inc. and
  Russell Insurance Funds............................4
   Northwestern Mutual...............................4
   The Account.......................................4
  The Funds..........................................4
   Northwestern Mutual Series Fund, Inc..............4
    Small Cap Growth Stock Portfolio.................4
    Aggressive Growth Stock Portfolio................4
    International Equity Portfolio...................4
    Index 400 Stock Portfolio........................4
    Growth Stock Portfolio...........................5
    Growth and Income Stock Portfolio................5
    Index 500 Stock Portfolio .......................5
    Balanced Portfolio...............................5
    High Yield Bond Portfolio........................5
    Select Bond Portfolio............................5
    Money Market Portfolio...........................5
   Russell Insurance Funds...........................5
     Multi-Style Equity Fund.........................5
     Aggressive Equity Fund..........................5
     Non-U.S. Fund...................................5
     Real Estate Securities Fund.....................5
     Core Bond Fund..................................6
Detailed Information about the Policies..............6
  Requirements for Insurance.........................6
  Premiums...........................................6
  Grace Period.......................................7
  Allocations to the Account.........................8
  Transfers Between Divisions........................8
  Deductions and Charges.............................8
  Deductions from Premiums for Whole
   Life and Extra Ordinary Life Policies.............8
  Deductions for Single Premium
   Life Policies.....................................9
  Charges Against the Account Assets................10
  Guarantee of Premiums, Deductions
   and Charges......................................10
  Death Benefit.....................................10
    Variable Insurance Amount.......................10
    Whole Life Policy and Single
     Premium Life Policy............................11
    Extra Ordinary Life Policy......................12
  Cash Value........................................14
  Annual Dividends..................................14
  Policy Loans......................................15
  Extended Term and Paid-Up Insurance...............15
  Reinstatement.....................................16
  Right to Exchange for a Fixed
   Benefit Policy...................................16
  Other Policy Provisions...........................16
    Owner...........................................16
    Beneficiary.....................................16
    Incontestability................................16
    Suicide.........................................16
    Misstatement of Age or Sex......................16
    Collateral Assignment...........................16
    Payment Plans...................................16
    Deferral of Determination and Payment...........16
  Voting Rights.....................................17
  Substitution of Fund Shares
   and Other Changes................................17
  Reports...........................................17
  Special Policy for Employers......................17
  Distribution of the Policies......................17
  Tax Treatment of Policy Benefits..................18
Other Information...................................20
  Management........................................20
  Regulation........................................22
  Legal Proceedings.................................22
  Illustrations.....................................23
  Registration Statement............................23
  Experts...........................................23
Financial Statements................................24
  Report of Independent Accountants
    (as of December 31, 2000 and for each of the
     two years in the period ended December 31,
     2000)..........................................24
  Financial Statements of the Account
    (as of December 31, 2000 and for each of the
     two years in the period ended December 31,
     2000)..........................................25
  Financial Statements of Northwestern Mutual

   (as of December 31, 2000 and 1999 and for each
     of the three years in the period ended
     December 31, 2000).............................40
  Report of Independent Accountants
    (as of December 31, 2000 and 1999 and for each
     of the three years in the period ended
     December 31, 2000).............................51

P R O S P E C T U S

NORTHWESTERN MUTUAL VARIABLE LIFE

     -    Whole Life

     -    Extra Ordinary Life

     -    Single Premium Life

This prospectus describes three variable life insurance policies (the "Policies") issued by The Northwestern Mutual Life Insurance Company: Whole Life, Extra Ordinary Life and Single Premium Life. We have designed each Policy to provide lifetime insurance coverage on the insured named in the Policy. You may also surrender a Policy for its cash value during the lifetime of the insured. We use Northwestern Mutual Variable Life Account (the "Account") to keep the money you invest separate from our general assets. The death benefit and cash value of a Policy will vary to reflect the investment experience the Account.

You may allocate the net premiums to one or more of the sixteen divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.

We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the Account's investment experience, so long as you pay premiums when they are due and no Policy debt is outstanding. For an Extra Ordinary Life Policy, the death benefit will never be less than the Minimum Death Benefit stated in the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. We have designed the Extra Ordinary Life Policy for purchasers who intend to use all Policy dividends to purchase paid-up additions. For a Single Premium Life Policy, the death benefit will never be less than the face amount of the Policy, if no Policy debt is outstanding. There is no guaranteed minimum cash value for any of the three Policies.

In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and issuance costs for a new Policy. For a Whole Life Policy or an Extra Ordinary Life Policy we make deductions for sales costs from premiums. These deductions are higher during the early Policy years. For a Single Premium Life Policy we make deductions for sales costs from the cash values of Policies surrendered during the early Policy years. Therefore you should purchase a Policy only if you intend to keep it in force for a reasonably long period.

THE POLICIES DESCRIBED IN THIS PROSPECTUS ARE NO LONGER BEING ISSUED. THE VARIABLE COMPLIFE(R) POLICY CURRENTLY BEING OFFERED BY NORTHWESTERN MUTUAL IS DESCRIBED IN A SEPARATE PROSPECTUS.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PRIMARY PURPOSE OF THESE VARIABLE LIFE INSURANCE POLICIES IS TO PROVIDE INSURANCE PROTECTION. WE MAKE NO CLAIM THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.


SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

Variable life insurance is similar in many ways to traditional fixed-benefit whole life insurance. There are also significant differences. For both fixed and variable insurance the owner of the policy pays level premiums for lifetime insurance coverage on the person insured. Both kinds of insurance provide a cash value payable upon surrender of the policy during the insured's lifetime. In each case the cash value during the early years is ordinarily less than the sum of the premiums paid. Various optional benefits may be added to either kind of policy (except single premium policies) at extra cost.

The distinctive feature of the variable Policies described in this prospectus is that we place the premiums, after certain deductions, in one or more divisions of Northwestern Mutual Variable Life Account. The death benefit and cash value of the Policy will increase or decrease to reflect the investment performance of the division or divisions you select. We adjust the death benefit annually on the Policy anniversary. We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. We have designed the Extra Ordinary Life Policy for purchasers who intend to use all Policy dividends to purchase paid-up additions. For a Single Premium Life Policy, we guarantee that the death benefit will never be less than the face amount of the Policy, if no policy debt is outstanding. For all of the Policies, we adjust the cash value daily. There is no guaranteed minimum cash value.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. You may select up to six divisions at any one point in time. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

Whole Life Policy and Extra Ordinary Life Policy

     -    Deduction of 2% for state premium taxes

     - Sales load of not more than 30% of the basic premium for the first Policy year, 10% for each of the next three years and 7% in years thereafter

     -    Annual deduction of $35 for administrative costs

     - Deduction of $5 for each $1,000 of insurance, for issuance expenses, in first Policy year only

     - Annual deduction of 11/2% of the basic premium for death benefit guarantee

     - For the Extra Ordinary Life Policy only, a deduction for dividends in the approximate range of 7-17% of the gross annual premium

Single Premium Policy

     -    A deduction of $150 when the Policy is issued

FROM THE ASSETS OF THE ACCOUNT

     - A daily charge at the annual rate of .50% of the Account assets for mortality and expense risks

     - A daily charge at the annual rate of .20% of the Account assets for federal income taxes

SURRENDER CHARGES

     - For the Single Premium Life Policy only, a deduction of up to 9% of the premium paid if the Policy is surrendered during the first ten Policy years

FROM THE MUTUAL FUNDS

- A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.50% of assets on an annual basis.


The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of their average net assets of the Portfolio, based on 2000 operations.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                                     INVESTMENT
                                      ADVISORY       OTHER      TOTAL
PORTFOLIO                                FEE       EXPENSES   EXPENSES
---------                                ---       --------   --------
Small Cap Growth
  Stock ...........................      62%         05%         67%
Aggressive Growth
  Stock............................      51%         01%         52%
International Equity...............      66%         07%         73%
Index 400 Stock....................      25%         07%         32%
Growth Stock ......................      42%         01%         43%
Growth and Income
  Stock............................      57%         00%         57%
Index 500 Stock....................      20%         00%         20%
Balanced...........................      30%         00%         30%
High Yield Bond....................      50%         01%         52%
Select Bond........................      30%         00%         30%
Money Market.......................      30%         00%         30%


                            RUSSELL INSURANCE FUNDS

                                     INVESTMENT
                                      ADVISORY       OTHER      TOTAL
FUND                                    FEE *      EXPENSES*  EXPENSES
----                                    -----      ---------  --------
Multi-Style Equity
  Fund.............................    0.78%         0.15%      0.93%
Aggressive Equity
  Fund.............................    0.95%         0.33%      1.28%
Non-U.S. Fund......................    0.94%         0.43%      1.37%
Real Estate Securities
  Fund.............................    0.84%         0.24%      1.08%
Core Bond Fund.....................    0.60%         0.24%      0.84%

(*)Multi-Style Equity Fund Russell Insurance Funds' advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund. Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its .85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.15% of the average daily net assets on an annual basis.

Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed
 .80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

NORTHWESTERN MUTUAL


The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $92 billion on December 31, 2000 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.


"We" in this prospectus means Northwestern Mutual.

THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, we also use the Account for other variable life insurance policies which are described in other prospectuses. We no longer offer the three Policies described in this prospectus.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.


The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .66% for the International Equity Portfolio, based on 2000 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .07% for the International Equity and Index 400 Stock Portfolios. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, LLC under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.


The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at PAGE 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.


DETAILED INFORMATION ABOUT THE POLICIES

REQUIREMENTS FOR INSURANCE

The minimum face amount we require for a Whole Life Policy is $20,000. If the insured is below age 15 or over age 49 the minimum amount is $10,000. The insured may not be older than age 70 on the date of issue. For an Extra Ordinary Life Policy the minimum initial amount of insurance is $50,000; if the insured is over age 70, the minimum amount is $25,000. The minimum face amount of insurance we require for a Single Premium Life Policy is $5,000. For an Extra Ordinary Life Policy the insured may not be younger than age 15 on the date of issue. For the Extra Ordinary Life Policy and the Single Premium Life Policy, the insured may not be older than age 75 on the date of issue.

Before issuing a Policy, we will require satisfactory evidence of insurability. We consider non-smokers who meet preferred underwriting requirements select risks. We charge a higher premium for insureds who do not qualify as select risks. The amount of additional premium depends on the risk classification in which we place the insured. We consider non-smokers in the second best classification standard plus risks. We consider the best class of smokers standard risks.

PREMIUMS

You must pay the first premium to put a Whole Life Policy or an Extra Ordinary Life Policy in effect. Premiums are level, fixed and payable in advance during the insured's lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. Premiums you pay more often than annually include an extra amount to compensate us for the extra processing costs and loss of interest because we receive the money later. The amount of the premium depends on the amount of insurance for which the Policy was issued and the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the owner of a Policy not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make premium payments by preauthorized check.

The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.

                                                   % EXCESS OF 12
                                                  MONTHLY PREMIUMS
  AGE AT        FACE       ANNUAL      MONTHLY      OVER ANNUAL
  ISSUE        AMOUNT     PREMIUM      PREMIUM        PREMIUM
------------------------------------------------------------------
                                SELECT
15           $ 50,000   $  382.50     $ 33.60           5.4%
35            100,000    1,536.00      135.10           5.5%
55            100,000    3,766.00      331.10           5.5%
                               STANDARD PLUS
15             50,000      406.00       35.60           5.2%
35            100,000    1,683.00      148.10           5.6%
55            100,000    4,125.00      363.10           5.6%
                               STANDARD
15             50,000      491.50       43.10           5.2%
35            100,000    1,912.00      168.10           5.5%
55            100,000    4,587.00      404.10           5.7%

The following table for Extra Ordinary Life Policies shows representative annual premiums for male select and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit which we guarantee for the lifetime of the insured and the Extra Life Protection which we guarantee for a shorter period. See "Death Benefit", p. 10, and "Extra Ordinary Life Policy", p. 12.


                                                   % EXCESS OF 12
                                                  MONTHLY PREMIUMS
  AGE AT        FACE       ANNUAL      MONTHLY      OVER ANNUAL
  ISSUE        AMOUNT     PREMIUM      PREMIUM        PREMIUM
------------------------------------------------------------------
                              SELECT
15          $  50,000   $  261.50    $  23.10           6.0%
35            100,000    1,014.00       89.10           5.4%
55            100,000    2,612.00      230.10           5.7%
                          STANDARD PLUS
15             50,000      285.00       25.10           5.7%
35            100,000    1,161.00      102.10           5.5%
55            100,000    2,971.00      261.10           5.5%
                             STANDARD
15             50,000      357.50       31.60           6.1%
35            100,000    1,377.00      121.10           5.5%
55            100,000    3,425.00      301.10           5.5%


For a Single Premium Life Policy you may choose either a face amount of insurance or the amount which a given amount of premium will provide. The Single Premium Life Policy is available only for applicants who meet select or standard plus underwriting criteria as we determine. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to insureds in the standard plus classification.

The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of Insurance:

                          FACE
  AGE AT                AMOUNT OF     GROSS SINGLE
   ISSUE                INSURANCE        PREMIUM
  -------               ---------      -----------
    15                   $10,000       $  1,498.40
    35                    25,000          6,443.25
    55                    50,000         23,502.00

GRACE PERIOD

For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 15. If you surrender a Policy, we will pay its cash value. See "Cash Value", p. 14. If the insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

ALLOCATIONS TO THE ACCOUNT

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Account on the Policy date and on the Policy anniversary each year. The net annual premium is the annual premium less the deductions described below.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the divisions of the Account. If you direct any portion of a premium to a division, the division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Account on the next Policy anniversary, even if you are paying premiums on an other than annual basis.

For a Single Premium Policy we place the entire single premium, less an administrative charge of $150, in the Account on the Policy date and we apportion the amount among the divisions of the Account as you determine.

You may apportion the Account assets supporting your Policy among as many as six divisions of the Account at any time.

TRANSFERS BETWEEN DIVISIONS

You may transfer accumulated amounts from one division of the Account to another as often as four times in a Policy year. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee to cover administrative costs of transfers. We presently charge no fee.

DEDUCTIONS AND CHARGES

The net premiums we place in the Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The net premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Account. There is also a charge for taxes. See "Charges Against the Account Assets", p. 10. In addition, the mutual funds in which the Account assets are invested pay an investment advisory fee and certain other expenses. Mutual fund expenses are briefly described above on page 3, and in more detail in the attached prospectuses for the mutual funds.

DEDUCTIONS FROM PREMIUMS FOR WHOLE LIFE AND EXTRA ORDINARY LIFE POLICIES

The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This is for the costs of processing applications, medical examinations, determining insurability and establishing records.

There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners.

There is a deduction each year for sales costs. This amount may be considered a "sales load". The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for insureds who qualify as select risks and does not include any extra premium amounts for insureds whom we place in other risk classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.

The amount of the deduction for sales costs for any Policy year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we assume. See "Charges Against the Account Assets", p. 10. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2% rate is an average. The tax rate for a particular state may be lower, higher or equal to the 2% deduction.

We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Account. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction of 1-1/2% from each basic premium to compensate us for the risk that the insured may die at a point in time when the death benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium.

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Account at the beginning of each Policy year after the deductions described above:

                                   WHOLE LIFE

                           MALE AGE 35 - SELECT RISK
                                ANNUAL PREMIUM
                        --------------------------------
 BEGINNING OF
 POLICY YEAR              $500      $1,000       $5,000
-------------           --------    ------     ---------
1......................  $154.28    $320.16    $1,647.28
2 through 4............   402.11     834.48     4,293.51
5 and later............   416.05     863.41     4,442.36

                           MALE AGE 35 - STANDARD RISK
                                 ANNUAL PREMIUM
                         -------------------------------
BEGINNING OF
 POLICY YEAR               $500      $1,000      $5,000
-------------            --------   -------    ---------
1......................  $123.37    $256.03    $1,317.30
2 through 4............   321.57     667.33     3,433.44
5 and later............   332.71     690.46     3,552.48




                    EXTRA ORDINARY LIFE

                            MALE AGE 35 - SELECT RISK
                                ANNUAL PREMIUM
BEGINNING OF             -------------------------------
 POLICY YEAR              $500       $1,000      $5,000
-------------            -------    -------    ---------
1.....................   $134.23    $278.56    $1,433.21
2 through 4...........    369.62     767.07     3,946.64
5 and later...........    383.58     796.05     4,095.74

                            MALE AGE 35 - STANDARD RISK
                                  ANNUAL PREMIUM
                         -------------------------------
BEGINNING OF
 POLICY YEAR               $500      $1,000       $5,000
-------------            --------   -------    ---------
1.....................   $ 97.92    $203.21    $1,045.54
2 through 4...........    269.65     559.59     2,879.11
5 and later...........    279.83     580.73     2,987.88

DEDUCTIONS FOR SINGLE PREMIUM LIFE POLICIES

For a Single Premium Life Policy the only deduction from the single premium is an administrative charge of $150.00. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 8. We place the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Account when we issue the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.

For a Single Premium Life Policy during the first ten Policy years, the cash value payable on surrender of the Policy is reduced by a deduction for sales costs. The deduction during the first Policy year is not more than 9% of the Policy's tabular cash value. See "Cash Value", p. 14. The deduction decreases over time until it is eliminated at the end of the tenth Policy year. We intend the deduction to recover the costs we incur in distributing Single Premium Life Policies which are surrendered in their early years. The deduction will never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.00.

The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.

POLICY YEAR END WHEN                DEDUCTION AS % OF
POLICY IS SURRENDERED              TABULAR CASH VALUE
---------------------              ------------------
1   .......................................7.9%
2   .......................................7.1
3   .......................................6.3
4   .......................................5.4
5   .......................................4.6
6   .......................................3.7
7   .......................................2.8
8   .......................................1.9
9   .......................................0.9
10 and subsequent years    ................0

Since the maximum Policy loan limit for a Single Premium Life Policy is based on the cash value payable on surrender, the amount you may borrow during the first ten years is reduced to reflect the deduction for sales costs which we would make if you surrendered the Policy on the date of the Policy loan. See "Policy Loans", p. 15.

CHARGES AGAINST THE ACCOUNT ASSETS

There is a daily charge to the Account for the mortality and expense risks we assume. The charge is at the annual rate of .50% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the costs we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 14.

The Policies provide that we may make a charge for taxes against the assets of the Account. Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .20% of the assets of the Account. We may increase, decrease or eliminate the charge for taxes in the future. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies. GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

We guarantee and may not increase the premiums, the amounts we deduct from premiums and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the Total Death Benefit would otherwise fall below the initial amount of insurance. See "Extra Ordinary Life Policy", p. 12.

DEATH BENEFIT

The death benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions which you have purchased with dividends is also included in the total death benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. See "Whole Life Policy and Single Premium Life Policy", p. 11, and "Extra Ordinary Life Policy", p. 12.

VARIABLE INSURANCE AMOUNT. The variable insurance amount reflects, on a cumulative basis, the investment experience of the Account divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy anniversary. For the first Policy year the variable insurance amount is zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the death benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the death benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy year, the variable insurance amount will neither increase nor decrease on the following anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

The method for calculating the changes in the death benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the attained age of the insured for each Policy year. For a Whole Life Policy, the changes in the death benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the insured's age at the Policy anniversary.

Because the variable insurance amount is adjusted only on the Policy anniversary, we bear the risk that the insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forego the benefit and we will realize a gain, unless the insured survives to the next Policy anniversary. However, if at the date of death of the insured the value of the Policy, considered as a net single premium, would buy more death benefit than the amount otherwise determined under the Policy, we will pay this increased death benefit.

The cost of life insurance increases with the advancing age of the insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the death benefit in the later Policy years. In general, however, the effect of investment results on the death benefit will tend to be greater in the later Policy years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.

The cost of providing insurance protection under a Policy is reflected in the cash value of the Policy. See "Cash Value", p. 14. The cost is actuarially computed for each Policy each year, based on the insured's attained age, the 1980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the total death benefit for the Policy minus the cash value plus any Policy debt. The cost of insurance differs each year because the probability of death increases as the insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all insureds are in the select underwriting risk classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience.

WHOLE LIFE POLICY AND SINGLE PREMIUM LIFE POLICY. For a Whole Life Policy or a Single Premium Life Policy the death benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the death benefit on each Policy anniversary when we determine the variable insurance amount for the following year. The total death benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and is reduced by the amount of any Policy debt outstanding. The death benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due and no Policy debt is outstanding. For a Single Premium Life Policy the death benefit will not be less than the face amount so long as no Policy debt is outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the death benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total death benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions less any Policy debt. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, for which the premium for the entire lifetime of the insured has been paid. Paid-up additions have cash surrender value and loan value.


The following example shows how the death benefit for a Whole Life Policy could vary based on investment results. The Policy is for a male insured, issue age 35, select risk, with an annual premium of $500 and face amount of $30,979. The example assumes a 12% hypothetical gross earnings rate on assets of the selected Portfolio of the Fund (equivalent to a net rate of 10.64% for the Account division) and our current dividend scale, with dividends used to purchase paid-up additions. On these assumptions the death benefit at the end of Policy year five would change at the end of Policy year six as follows:


                                         GUARANTEED           VARIABLE                                TOTAL
                                           FACE              INSURANCE               PAID-UP          DEATH
                                           AMOUNT      +       AMOUNT     +         ADDITIONS  =     BENEFIT
                                       ----------------    -------------          -------------    ------------
End of Policy Year 5                       $30,979            $ 1,037                $   634          $32,650
Change                                           0               +489                   +214             +703
                                           -------            --------               -------         --------
End of Policy Year 6                       $30,979            $ 1,526                $   848          $33,353


If instead the gross earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.36%) the death benefit at the end of Policy Year 5 would change as follows:

                                         GUARANTEED           VARIABLE                                TOTAL
                                           FACE              INSURANCE               PAID-UP          DEATH
                                           AMOUNT      +       AMOUNT     +         ADDITIONS  =     BENEFIT
                                      ----------------     -------------          -------------    ------------
End of Policy Year 5                    $30,979                $1,037               $ 634           $32,650
Change                                        0                  -395                +141              -254
                                        -------              --------             -------          --------
End of Policy Year 6                    $30,979                $  642               $ 775           $32,396



The following example shows how the death benefit for a Single Premium Life Policy could vary based on investment results. The Policy is for a male insured, issue age 35, select risk, with a face amount of $25,000 and a single premium of $6,443.25. The example assumes a 12% hypothetical gross earnings rate on assets of the selected Portfolio of the Fund (equivalent to a net rate of 10.64% for the Account division) and our current dividend scale, with dividends used to purchase paid-up additions. On these assumptions the death benefit at the end of Policy year five would change at the end of Policy year six as follows:


                                         GUARANTEED           VARIABLE                                TOTAL
                                           FACE              INSURANCE               PAID-UP          DEATH
                                           AMOUNT      +       AMOUNT     +         ADDITIONS  =     BENEFIT
                                      ----------------     -------------          -------------    ------------
End of Policy Year 5                    $25,000               $ 9,100                   $427          $34,527
Change                                        0                +2,285                   +151           +2,336
                                        -------              --------                -------         --------
End of Policy Year 6                    $25,000               $11,285                   $578          $36,863


If instead the gross earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.36%) the death benefit at the end of Policy Year 5 would change as follows:

                                         GUARANTEED           VARIABLE                                TOTAL
                                           FACE              INSURANCE               PAID-UP          DEATH
                                           AMOUNT      +       AMOUNT     +         ADDITIONS  =     BENEFIT
                                      ----------------     -------------          -------------    ------------
End of Policy Year 5                    $25,000                $9,100                  $427           $34,527
Change                                        0                -1,764                  +101            -1,663
                                        -------              --------              --------          --------
End of Policy Year 6                    $25,000                $7,336                  $528           $32,864


EXTRA ORDINARY LIFE POLICY. The Total Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease during the guaranteed period, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value.

Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a death benefit only if the insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described; see "Variable Insurance Amount", p. 10 and "Whole Life Policy and Single Premium Life Policy", p. 11.

Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains in force one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is reduced to the amount that will maintain the Total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Account's investment experience or the amount of any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. The length of the guaranteed period depends on the age of the insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years.

For an insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed.

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy anniversary, we may reduce the amount of term insurance for the Policy year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force.

The maximum premium rate is set forth in the Policy. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.


The following example shows how the components of the Total Death Benefit for an Extra Ordinary Life Policy could vary based on investment results. The Policy is for a male insured, issue age 35, select risk, with $60,000 of guaranteed Minimum Death Benefit, $40,000 of Extra Life Protection and an annual premium of $1,014. The example assumes a 12% hypothetical gross earnings rate on assets of the selected Portfolio of the Fund (equivalent to a net rate of 10.64% for the Account division) and our current dividend scale, with dividends used to purchase paid-up additions. On these assumptions the amounts of Minimum Death Benefit, Extra Life Protection and Total Death Benefit at the end of Policy year five would change at the end of Policy year six as follows:

                                                      EXTRA LIFE PROTECTION
                                          -------------------------------------------------
                             MINIMUM                                             PAID-UP            TOTAL
                             DEATH               TERM           VARIABLE        ADDITIONS           DEATH
                             BENEFIT      +    INSURANCE  +     INSURANCE   +     AMOUNT      =     BENEFIT
                        ----------------     -------------    -------------     ------------       --------
End of Policy Year 5         $60,000            $36,393          $1,974            $1,633         $100,000
Change                             0             -1,528            +939              +589                0
                             -------            -------         -------           -------          -------
End of Policy Year 6         $60,000            $34,865          $2,913            $2,222         $100,000


If instead the gross annual earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.36%) the amounts at the end of Policy year 5 would change as follows:

                                                      EXTRA LIFE PROTECTION
                                          -------------------------------------------------
                             MINIMUM                                             PAID-UP            TOTAL
                             DEATH               TERM           VARIABLE        ADDITIONS           DEATH
                             BENEFIT      +    INSURANCE  +     INSURANCE   +     AMOUNT      =     BENEFIT
                        ----------------     -------------    -------------     ------------       --------

End of Policy Year 5         $60,000            $36,393            $1,974            $1,633         $100,000
Change                             0               +358              -758              +400                0
                             -------            -------           -------           -------          -------
End of Policy Year 6         $60,000            $36,751            $1,216            $2,033         $100,000


Note that the Total Death Benefit is not affected by either investment results or the amount of dividends paid, because the Policy is within the guaranteed period of Extra Life Protection. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the Total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the Total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due and no Policy debt is outstanding.

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their cash value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to purchase term insurance will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.


The following example (using the same assumptions as the examples above) shows how the Total Death Benefit would be reduced from $100,000 to $63,607, by the elimination of $36,393 of term insurance, if dividends are used during Policy Year 6 to reduce the premium. The premium of $1,014 would be reduced by the dividend of $126.23, based on our current dividend scale, to a net premium of $887.77. The Total Death Benefit during Policy Year 6 would then be as follows:

Minimum Death Benefit...................$60,000
Variable Insurance Amount...............+ 1,974
Variable Paid-Up Additions..............+ 1,633
Term Insurance .........................      0
                                        -------
Total Death Benefit.....................$63,607
                                        =======

CASH VALUE

The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum cash value is guaranteed. Calculation of the cash value for any date requires three steps. First, we note the amount shown for the preceding anniversary in the table of cash values at the front of the Policy and we adjust it for the time elapsed since the last Policy anniversary. The tabular cash values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 8. For the Single Premium Life Policy the calculation begins with the adjusted tabular cash value, which reflects the deduction for sales costs if the Policy is surrendered during the first ten years. See "Deductions for Single Premium Life Policies", p. 9. Second, we add the net single premium for the variable insurance amount to the tabular cash value. See the discussion of net single premiums under "Variable Insurance Amount", p. 10. If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the insured at each Policy anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular cash value and the net single premium for the variable insurance amount to reflect investment results from the last Policy anniversary to the date for which the calculation is being made. The cash value is increased by the value of any paid-up additions which have been purchased with dividends.

If a portion of the premium for the current Policy year has not been paid, the cash value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. There is not likely to be any cash value for a Whole Life Policy or an Extra Ordinary Life Policy during the early part of the first year because of the first year deductions.

The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy debt outstanding.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

You may surrender a Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may use the cash value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 15.

The Policies do not include any provision for a partial surrender. By administrative practice we will permit you to split a Policy into two Policies and surrender one of them, so long as the new Policy meets the regular minimum size requirements. The Policy which continues in force will be based on the age and risk classification of the insured at the time of issuance of the original Policy.

ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary beginning at the end of the second year. For Single Premium Life Policies, and some other Policies, the first distribution will be at the end of the first year. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Our actuary annually examines current and recent experience and compares these actual results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, our Trustees adopt a dividend scale each year, thereby authorizing the distribution of the dividend.


We have no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.

You may use dividends to purchase variable paid-up additions. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. See "Extra Ordinary Life Policy", p. 12. We hold dividends you leave to accumulate with interest in our general account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3-1/2%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends to purchase fixed benefit paid-up additions. See "Extended Term and Paid-Up Insurance", p. 15.


POLICY LOANS

You may borrow up to 90% of a Policy's cash value using the Policy as security. The limit is 75% of the cash value during the first two Policy years. If a Policy loan is already outstanding, we determine the maximum amount for any new loan by applying these percentage limitations to the amount of cash value which the Policy would have if there were no loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .85% for the 8% specified Policy loan interest rate and .85% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 8% Policy loan interest rate is currently 7.15%. A Policy loan, even if you repay it, will have a permanent effect on the Policy's variable insurance amount and cash value because the amounts you have borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.


For example, for an Extra Ordinary Life Policy, for a male insured, issue age 35, select risk, with $60,000 of guaranteed Minimum Death Benefit, $40,000 of Extra Life Protection and an annual premium of $1,014, and assuming our current dividend scale with dividends used to purchase paid-up additions, a 6% hypothetical gross rate for the Account (equivalent to a net rate of 4.64%), and a Policy loan of $3,165 (90% of the cash value) at the end of Policy year 5, with the 8% Policy loan interest rate (corresponding to a net earnings rate of 7.15%), the loan will affect the variable insurance amount and cash value (before subtracting the loan amount and interest) at the end of the next three Policy years as follows:


                  VARIABLE
                  INSURANCE
                   AMOUNT               CASH VALUE
               ----------------       --------------
  END OF       WITHOUT    WITH        WITHOUT   WITH
POLICY YEAR      LOAN     LOAN         LOAN     LOAN
-----------     ------   ------       ------   ------
5...............$177     $  177      $3,517   $3,517
6...............$256     $  488      $4,489   $4,571
7...............$34      $  807      $5,514   $5,681
8...............$456     $1,134      $6,597   $6,852

The difference results from the fact that the earnings rate for the amount of the loan is 7.15% rather than the net rate of 4.66% for the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

EXTENDED TERM AND PAID-UP INSURANCE

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid within the 31-day grace period (see "Grace Period", p. 7), you may use the cash value to provide a reduced amount of either fixed or variable benefit paid-up insurance. If you choose neither of these options, and do not surrender the Policy, the insurance will remain in force as extended term insurance.

If you use the cash value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. You may select variable benefit paid-up insurance only if the Policy meets a $1,000 cash value minimum test.

You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of cash value and the age and sex of the insured, using the table of net single premiums at the attained age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered.

If the Policy remains in force as extended term insurance the amount of insurance will equal the Total Death Benefit prior to the date the premium was due. The amount of cash value and the age and sex of the insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a cash value but no loan value.


For example, for an Extra Ordinary Life Policy, for a male insured, issue age 35, select risk, with $60,000 of guaranteed Minimum Death Benefit, $40,000 of Extra Life Protection and an annual premium of $1,014, assuming our current dividend scale with dividends used to purchase paid-up additions and hypothetical gross annual investment earnings rates of 0% and 12%, the cash value of $3,009 or $4,097 at the end of Policy year 5 would provide the following amounts of reduced paid-up insurance or $100,000 of extended term insurance for the following periods:

                                  0%            12%
                              -----------  -----------
Reduced Paid-up                 $10,145        $13,814
  Insurance..................
Extended Term Insurance...... 6 Years and   9 Years and
                                347 Days      37 Days

REINSTATEMENT

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid after the grace period expires, the Policy may be reinstated within five years after the premium due date. The insured must provide satisfactory evidence of insurability. We may require substantial payment. The Policy may not be reinstated if you have surrendered it for its cash value.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

You may exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. We will give you notice of any such change and you will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual agent authorized to sell the Policies can explain these provisions on request.

DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of policyowners.

If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

VOTING RIGHTS

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

For each Policy year (unless a Whole Life Policy or an Extra Ordinary Life Policy is in force as extended term or fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

SPECIAL POLICY FOR EMPLOYERS

The premium for the standard Policy is based in part on the sex of the insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Whole Life Policies, Extra Ordinary Life Policies and Single Premium Life Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES


We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 39-0509570.


Commissions paid to the agents on sales of the Whole Life and Extra Ordinary Life Policies will not exceed 55% of the premium for the first year, 9% of the premium for the second and third years, 6% of the premium for the fourth through seventh years and 3% of the premium for the eighth through tenth years. Thereafter a persistency fee of 2% of premiums may be paid to the agent. For the Single Premium Life Policies commissions are 2-3/4% of the premium.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.


TAX TREATMENT OF POLICY BENEFITS

GENERAL The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

LIFE INSURANCE QUALIFICATION Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

TAX TREATMENT OF LIFE INSURANCE While a Policy is in force, increases in the cash value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 19.

As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed cash value remaining in the Policy to cover the interest payment required to keep the Policy in force, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

MODIFIED ENDOWMENT CONTRACTS A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the cash value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit, a change in the level of premium payments, and certain other changes.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the cash value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

OTHER TAX CONSIDERATIONS Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in cash value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. These rules have been modified and supplemented by IRS Notice 2001-10 published on January 29, 2001. The Notice provides interim guidance on the taxation of split dollar arrangements and requests comments from the public on final guidance that will be published in the future. The Notice provides, as interim guidance, that employer premium payments under a split dollar arrangement may be treated by the parties as interest free loans to the employee under Section 7872 of the Code.
Section 7872 generally treats foregone interest as taxable income to the employee. If the split dollar arrangement is not treated by the parties as a loan, the employer will be treated as acquiring beneficial ownership of the contract attributable to its share of premium payments. The employee will be taxed (1) under Section 61 of the Code on the value of the life insurance protection provided to the employee each year (reduced by the employee's premium payments, if any) measured by the lower of the government's premium rates set forth in Table 2001 or, until December 31, 2003, the insurer's lower one year term rates (after 2003, alternate one year term rates can be used only if certain sales requirements are met and for contracts issued on or after March 1, 2001, future guidance by the IRS may prohibit the use of any alternative term rates after the later of December 31, 2003 or December 31 of the year such guidance is published); (2) under Section 61 on any dividends or other distributions made to the employee; and (3) under Section 83 on any transfer to the employee of a substantially vested interest in the cash surrender value. The Internal Revenue Service has indicated informally that such a transfer will typically occur when the split dollar arrangement is terminated by the repayment of the employer's premium payments. The Notice states that the IRS may issue further guidance on when earnings will be taxable to the employee, but any such guidance will apply prospectively only. The Notice states that, although it primarily addresses employer-employee split dollar arrangements, the IRS and Treasury believe the same principles generally govern all split dollar arrangements. Several aspects of the Notice are currently being reviewed by the Treasury.

Depending on the circumstances, the exchange of a Policy, a Policy loan, a withdrawal of Policy Value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.


OTHER INFORMATION

MANAGEMENT

Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, are as follows:

TRUSTEES
NAME                                                         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----                                                         -------------------------------------------
R. Quintus Anderson (A) ................................     Chairman, Aarque Capital Corporation since 1997; prior
                                                             thereto, Chairman, The Aarque Companies, Lakewood, NY
                                                             (diversified metal products manufacturing)

Edward E. Barr (HR) ....................................     Chairman, Sun Chemical Corporation, Fort Lee, New Jersey
                                                             (graphic arts) since 1998; prior thereto, President and
                                                             Chief Executive Officer

Gordon T. Beaham, III (OT) .............................     Chairman of the Board and President, Faultless Starch/Bon
                                                             Ami Company, Kansas City, MO (consumer products
                                                             manufacturer)

Robert C. Buchanan (A, E, F) ...........................     President and Chief Executive Officer, Fox Valley
                                                             Corporation, Appleton, WI (manufacturer of gift wrap and
                                                             writing paper)

George A. Dickerman (AM) ...............................     Chairman Emeritus, Spalding Sports Worldwide, Chicopee, MA
                                                             (manufacturer of sporting equipment) since 1999; Chairman of the Board from 1998 to 1999; prior thereto, President

Pierre S. du Pont (AM) .................................     Attorney, Richards, Layton and Finger, Wilmington, DE

James D. Ericson (AM, E, F, HR, OT) ....................     Chairman and Chief Executive Officer of Northwestern
                                                             Mutual since 2000; prior thereto, President and Chief
                                                             Executive Officer

J. E. Gallegos (A) .....................................     Attorney at Law; President, Gallegos Law Firm, Santa Fe,
                                                             NM

Stephen N. Graff (A, E, F) .............................     Retired Partner, Arthur Andersen LLP (public accountants),
                                                             Milwaukee, WI

Patricia Albjerg Graham (HR) ...........................     Professor, Graduate School of Education, Harvard
                                                             University, Cambridge, MA, and President, The Spencer
                                                             Foundation (social and behavioral sciences)

James P. Hackett (OT) ..................................     President and Chief Executive Officer of Steelcase Inc.

Stephen F. Keller (HR) .................................     Attorney. Former Chairman, Santa Anita Realty
                                                             Enterprises, Los Angeles, CA, since 1997; prior thereto,
                                                             Chairman

Barbara A. King (AM) ...................................     President, Landscape Structures, Inc., Delano, MN
                                                             (manufacturer of playground equipment)

J. Thomas Lewis (HR) ...................................     Attorney (retired), New Orleans, LA since 1998; prior
                                                             thereto, Attorney with Monroe & Lehmann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR) ....................     President, Tamarack Petroleum Company, Inc., Milwaukee, WI
                                                             (operator of oil and gas wells); President, Active
                                                             Investor Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT) ...............................     Retired Chairman of Universal Foods Corporation,
                                                             Milwaukee, WI since 1997; prior thereto, Chairman and
                                                             Chief Executive Officer

Timothy D. Proctor (A)..................................     Group General Counsel, Diageo plc since 2000
                                                             (multinational branded food and drink company); Director,
                                                             Worldwide Human Resources of Glaxo Wellcome plc from 1998 to
                                                             1999 (pharmaceuticals); prior thereto, Senior Vice President
                                                             Human Resources, General Counsel & Secretary

H. Mason Sizemore, Jr. (AM) ............................     President and Chief Operating Officer, The Seattle Times,
                                                             Seattle, WA (publishing)

Harold B. Smith (OT) ...................................     Chairman, Executive Committee, Illinois Tool Works, Inc.,
                                                             Chicago, IL (engineered components and industrial systems
                                                             and consumables)

Sherwood H. Smith, Jr. (AM) ............................     Chairman Emeritus of Carolina Power & Light since 1999;
                                                             Chairman of the Board from 1997 to 1999; prior
                                                             thereto, Chairman of the Board and Chief Executive Officer

Peter M. Sommerhauser (E, F, OT) .......................     Partner, Godfrey & Kahn, S.C., Milwaukee, WI (attorneys)

John E. Steuri (OT) ....................................     Chairman, Advanced Thermal Technologies, Little Rock, AR
                                                             since 1997 (heating, air-conditioning and humidity
                                                             control).  Retired Chairman and Chief Executive Officer of
                                                             ALLTEL Information Services, Inc., Little Rock, AR
                                                             (application software)

John J. Stollenwerk (AM, E, F) .........................     President and Chief Executive Officer, Allen-Edmonds Shoe
                                                             Corporation, Port Washington, WI

Barry L. Williams (HR) .................................     President and Chief Executive Officer of Williams Pacific
                                                             Ventures, Inc., San Francisco, CA (venture capital
                                                             consulting)
Kathryn D. Wriston (A) .................................     Director of various corporations, New York, NY

Edward J. Zore (AM, E, F, HR, OT) ......................     President of Northwestern Mutual since 2000; prior
                                                             thereto, Executive Vice President

A   -  Member, Audit Committee                F   - Member, Finance Committee
AM  -  Member, Agency and Marketing           HR  - Member, Human Resources and Public Policy Committee
       Committee                              OT  - Member, Operations and Technology Committee
E   -  Member, Executive Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                 POSITION WITH
NAME                                          NORTHWESTERN MUTUAL
--------------------------------------------------------------------------
John M. Bremer                        Senior Executive Vice President
                                        and Secretary
Peter W. Bruce                        Senior Executive Vice President
Deborah A. Beck                       Executive Vice President
William H. Beckley                    Executive Vice President
Bruce L. Miller                       Executive Vice President
Mark G. Doll                          Senior Vice President
Richard L. Hall                       Senior Vice President
William C. Koenig                     Senior Vice President and Chief
                                        Actuary
Donald L. Mellish Gary A. Poliner     Senior Vice President Senior Vice
                                        President
Charles D. Robinson Mason G. Ross     Senior Vice President Senior Vice
                                        President
John E. Schlifske                     Senior Vice President
Leonard F. Stecklein                  Senior Vice President
Frederic H. Sweet                     Senior Vice President
Walter J. Wojcik                      Senior Vice President
Gary E. Long                          Vice President and Controller


REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.

ILLUSTRATIONS


We will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the death benefit and cash value would vary based on a hypothetical future investment results. We have filed examples of illustrations for the Policies as an exhibit to the registration statement referred to below.


REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.

EXPERTS


The financial statements of Northwestern Mutual as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and of the Account as of December 31, 2000 and for each of the two years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2000, and the results of each of their operations and the changes in each of their equity for the year then ended and for the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 26, 2001

Accountants' Report                  24

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 2000
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          27,143 shares (cost $54,148).......................    $ 50,377
       Aggressive Growth Stock
          62,139 shares (cost $230,642)......................     277,825
       International Equity
          96,704 shares (cost $157,621)......................     157,917
       Index 400 Stock
          21,253 shares (cost $25,165).......................      24,314
       Growth Stock
          69,562 shares (cost $152,111)......................     171,678
       Growth and Income Stock
          81,884 shares (cost $120,746)......................     112,099
       Index 500 Stock
          111,533 shares (cost $322,476).....................     379,992
       Balanced
          94,861 shares (cost $166,032)......................     192,948
       High Yield Bond
          29,663 shares (cost $27,345).......................      20,497
       Select Bond
          21,152 shares (cost $24,542).......................      24,473
       Money Market
          87,426 shares (cost $87,426).......................      87,426
     Russell Insurance Funds
       Multi-Style Equity
          2,909 shares (cost $45,754)........................      41,075
       Aggressive Equity
          1,640 shares (cost $21,227)........................      19,237
       Non-U.S.
          2,304 shares (cost $29,251)........................      25,686
       Real Estate Securities
          704 shares (cost $6,831)...........................       7,514
       Core Bond
          767 shares (cost $7,510)...........................       7,723    $1,600,781
                                                                 --------
   Due from Sale of Fund Shares..............................                       379
   Due from Northwestern Mutual Life Insurance Company.......                        57
                                                                             ----------
            Total Assets.....................................                $1,601,217
                                                                             ==========

 LIABILITIES
   Due to Northwestern Mutual Life Insurance Company.........                $      379
   Due on Purchase of Fund Shares............................                        57
                                                                             ----------
            Total Liabilities................................                       436
                                                                             ----------

 EQUITY (NOTE 8)
   Variable Life Policies Issued Before October 11, 1995.....                   477,135
   Variable Complife Policies Issued On or After October 11,
     1995....................................................                 1,052,690
   Variable Executive Life Policies Issued On or After March
     2, 1998.................................................                    37,419
   Variable Joint Life Policies Issued On or After December
     10, 1998................................................                    33,537
                                                                             ----------
            Total Equity.....................................                 1,600,781
                                                                             ----------
            Total Liabilities and Equity.....................                $1,601,217
                                                                             ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                     25      Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                           SMALL CAP GROWTH               AGGRESSIVE GROWTH
                                               COMBINED                    STOCK DIVISION #                 STOCK DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                                                                      SIX MONTHS
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED        ENDED         YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2000            1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................   $  98,818        $ 60,160        $   828          $  239         $ 29,746        $ 4,628
  Mortality and Expense Charges....       6,166           4,044            130               5            1,141            605
  Taxes............................       2,675           1,737             56               3              489            259
                                      ---------        --------        -------          ------         --------        -------
  Net Investment Income............      89,977          54,379            642             231           28,116          3,764
                                      ---------        --------        -------          ------         --------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................      15,962           7,370          1,839              --            3,321          1,888
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............    (155,582)        115,169         (5,210)          1,440          (23,838)        54,225
                                      ---------        --------        -------          ------         --------        -------
  Net Gain (Loss) on Investments...    (139,620)        122,539         (3,371)          1,440          (20,517)        56,113
                                      ---------        --------        -------          ------         --------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................   $ (49,643)       $176,918        $(2,729)         $1,671         $  7,599        $59,877
                                      =========        ========        =======          ======         ========        =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements   26

     INTERNATIONAL EQUITY                  INDEX 400
           DIVISION                    STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   ---------------------------   ---------------------------
                                                  SIX MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $  9,885       $13,164        $ 2,587        $    58        $  6,953       $ 3,284
           595           420             52              4             644           395
           257           180             22              2             275           170
      --------       -------        -------        -------        --------       -------
         9,033        12,564          2,513             52           6,034         2,719
      --------       -------        -------        -------        --------       -------

         1,818           504             71              4           1,026           595
       (12,052)        7,108         (1,171)           321         (13,347)       16,158
      --------       -------        -------        -------        --------       -------
       (10,234)        7,612         (1,100)           325         (12,321)       16,753
      --------       -------        -------        -------        --------       -------
      $ (1,201)      $20,176        $ 1,413        $   377        $ (6,287)      $19,472
      ========       =======        =======        =======        ========       =======

                                      27    Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                          GROWTH AND INCOME                   INDEX 500
                                            STOCK DIVISION                  STOCK DIVISION                BALANCED DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
(CONTINUED)                              2000            1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $  6,106        $ 9,123         $ 14,015        $ 5,542         $ 15,457        $17,659
  Mortality and Expense Charges....         470            372            1,575          1,104              891            769
  Taxes............................         201            159              676            473              382            330
                                       --------        -------         --------        -------         --------        -------
  Net Investment Income............       5,435          8,592           11,764          3,965           14,184         16,560
                                       --------        -------         --------        -------         --------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................       1,538            514            1,749          1,529            5,358          2,596
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............     (15,724)        (3,359)         (50,374)        42,832          (21,229)        (1,744)
                                       --------        -------         --------        -------         --------        -------
  Net Gain (Loss) on Investments...     (14,186)        (2,845)         (48,625)        44,361          (15,871)           852
                                       --------        -------         --------        -------         --------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ (8,751)       $ 5,747         $(36,861)       $48,326         $ (1,687)       $17,412
                                       ========        =======         ========        =======         ========        =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements    28

   HIGH YIELD BOND DIVISION          SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 2,383        $ 2,112         $1,285        $ 1,211         $4,666         $2,507
           82             70             75             62            278            212
           35             30             31             27            150             92
      -------        -------         ------        -------         ------         ------
        2,266          2,012          1,179          1,122          4,238          2,203
      -------        -------         ------        -------         ------         ------

         (626)          (288)           (82)            33             --             --
       (2,680)        (1,879)           829         (1,386)            --             --
      -------        -------         ------        -------         ------         ------
       (3,306)        (2,167)           747         (1,353)            --             --
      -------        -------         ------        -------         ------         ------
      $(1,040)       $  (155)        $1,926        $  (231)        $4,238         $2,203
      =======        =======         ======        =======         ======         ======

                                     29    Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                     RUSSELL MULTI-                  RUSSELL AGGRESSIVE
                                                                STYLE EQUITY DIVISION #              EQUITY DIVISION #
                                                              ----------------------------      ----------------------------
                                                                               SIX MONTHS                        SIX MONTHS
                                                               YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                       2000            1999              2000            1999
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income...........................................    $   989           $381             $1,909           $ 19
  Mortality and Expense Charges.............................        105             14                 45              4
  Taxes.....................................................         45              5                 20              3
                                                                -------           ----             ------           ----
  Net Investment Income.....................................        839            362              1,844             12
                                                                -------           ----             ------           ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on Investments.......................       (121)            (1)                47             (4)
  Unrealized Appreciation (Depreciation) of Investments
    During the Period.......................................     (5,159)           484             (2,428)           438
                                                                -------           ----             ------           ----
  Net Gain (Loss) on Investments............................     (5,280)           483             (2,381)           434
                                                                -------           ----             ------           ----
  Increase (Decrease) in Equity Derived from Investment
    Activity................................................    $(4,441)          $845             $ (537)          $446
                                                                =======           ====             ======           ====

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements   30

         RUSSELL NON-             RUSSELL REAL ESTATE SECURITIES           RUSSELL CORE
        U.S. DIVISION #                SECURITIES DIVISION #              BOND DIVISION #
-------------------------------   -------------------------------   ---------------------------
                    SIX MONTHS                       SIX MONTHS                     SIX MONTHS
     YEAR ENDED       ENDED         YEAR ENDED         ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2000           1999            2000             1999            2000           1999
-----------------------------------------------------------------------------------------------
      $ 1,559          $145            $204              $35            $246           $ 53
           60             5              14                1               9              2
           26             2               6                1               4              1
      -------          ----            ----              ---            ----           ----
        1,473           138             184               33             233             50
      -------          ----            ----              ---            ----           ----

           31            --               1               --              (8)            --
       (4,148)          585             692               (9)            257            (45)
      -------          ----            ----              ---            ----           ----
       (4,117)          585             693               (9)            249            (45)
      -------          ----            ----              ---            ----           ----
      $(2,644)         $723            $877              $24            $482           $  5
      =======          ====            ====              ===            ====           ====

                                     31    Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                                                        SMALL CAP GROWTH
                                                                          COMBINED                      STOCK DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                                                   SIX MONTHS
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................     $   89,977      $   54,379         $   642          $  231
  Net Realized Gain (Loss)..................................         15,962           7,370           1,839              --
  Net Change in Unrealized Appreciation (Depreciation)......       (155,582)        115,169          (5,210)          1,440
                                                                 ----------      ----------         -------          ------
Increase (Decrease) in Equity...............................        (49,643)        176,918          (2,729)          1,671
                                                                 ----------      ----------         -------          ------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        613,832         403,531           8,148             319
  Policy Loans, Surrenders and Death Benefits...............        (85,955)        (54,502)         (1,391)            (74)
  Mortality Charges and Other (net).........................        (91,405)        (61,013)         (1,558)            (25)
  Transfers from Other Divisions............................        419,640         243,273          44,208           5,878
  Transfers to Other Divisions..............................       (419,640)       (244,190)         (3,863)           (207)
                                                                 ----------      ----------         -------          ------
Increase in Equity Derived from Equity Transactions.........        436,472         287,099          45,544           5,891
                                                                 ----------      ----------         -------          ------
Net Increase in Equity......................................        386,829         464,017          42,815           7,562

EQUITY
  Beginning of Period.......................................      1,213,952         749,935           7,562              --
                                                                 ----------      ----------         -------          ------
  End of Period.............................................     $1,600,781      $1,213,952         $50,377          $7,562
                                                                 ==========      ==========         =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements   32

       AGGRESSIVE GROWTH                                                   INDEX 400
        STOCK DIVISION            INTERNATIONAL EQUITY DIVISION        STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   -----------------------------   ---------------------------   ---------------------------
                                                                                  SIX MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000            1999            2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------
      $ 28,116       $  3,764       $  9,033        $ 12,564        $ 2,513         $   52        $  6,034       $  2,719
         3,321          1,888          1,818             504             71              4           1,026            595
       (23,838)        54,225        (12,052)          7,108         (1,171)           321         (13,347)        16,158
      --------       --------       --------        --------        -------         ------        --------       --------
         7,599         59,877         (1,201)         20,176          1,413            377          (6,287)        19,472
      --------       --------       --------        --------        -------         ------        --------       --------

        46,622         37,031         32,762          25,923          3,691            165          37,607         22,738
       (17,395)        (9,017)        (8,140)         (5,642)          (586)           (43)         (9,123)        (5,004)
       (10,329)        (7,239)        (6,157)         (4,876)          (724)           (27)         (7,575)        (4,452)
        65,880         23,525         28,171          19,043         17,439          4,152          44,134         33,353
       (20,612)       (17,347)       (10,026)        (10,533)        (1,179)          (364)        (12,837)        (6,373)
      --------       --------       --------        --------        -------         ------        --------       --------
        64,166         26,953         36,610          23,915         18,641          3,883          52,206         40,262
      --------       --------       --------        --------        -------         ------        --------       --------
        71,765         86,830         35,409          44,091         20,054          4,260          45,919         59,734

       206,060        119,230        122,508          78,417          4,260             --         125,759         66,025
      --------       --------       --------        --------        -------         ------        --------       --------
      $277,825       $206,060       $157,917        $122,508        $24,314         $4,260        $171,678       $125,759
      ========       ========       ========        ========        =======         ======        ========       ========

                                     33    Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                     GROWTH AND INCOME                     INDEX 500
                                                                       STOCK DIVISION                    STOCK DIVISION
                                                                ----------------------------      ----------------------------
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $  5,435        $  8,592          $ 11,764        $  3,965
  Net Realized Gain (Loss)..................................         1,538             514             1,749           1,529
  Net Change in Unrealized Appreciation (Depreciation)......       (15,724)         (3,359)          (50,374)         42,832
                                                                  --------        --------          --------        --------
Increase (Decrease) in Equity...............................        (8,751)          5,747           (36,861)         48,326
                                                                  --------        --------          --------        --------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        29,344          23,731            85,004          56,388
  Policy Loans, Surrenders and Death Benefits...............        (6,846)         (5,239)          (20,850)        (14,992)
  Mortality Charges and Other (net).........................        (6,174)         (4,489)          (16,957)        (10,807)
  Transfers from Other Divisions............................        17,575          22,159            69,748          72,157
  Transfers to Other Divisions..............................       (16,300)         (9,185)          (28,136)        (14,168)
                                                                  --------        --------          --------        --------
Increase in Equity Derived from Equity Transactions.........        17,599          26,977            88,809          88,578
                                                                  --------        --------          --------        --------
Net Increase in Equity......................................         8,848          32,724            51,948         136,904

EQUITY
  Beginning of Period.......................................       103,251          70,527           328,045         191,141
                                                                  --------        --------          --------        --------
  End of Period.............................................      $112,099        $103,251          $379,993        $328,045
                                                                  ========        ========          ========        ========

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements   34

       BALANCED DIVISION           HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------------
      $ 14,184       $ 16,560       $ 2,266        $ 2,012        $ 1,179        $ 1,122       $   4,238      $   2,203
         5,358          2,596          (626)          (288)           (82)            33              --             --
       (21,229)        (1,744)       (2,680)        (1,879)           829         (1,386)             --             --
      --------       --------       -------        -------        -------        -------       ---------      ---------
        (1,687)        17,412        (1,040)          (155)         1,926           (231)          4,238          2,203
      --------       --------       -------        -------        -------        -------       ---------      ---------

        25,988         20,488         6,244          5,513          5,193          3,020         312,705        207,164
       (11,702)        (9,916)       (1,031)          (933)          (930)          (985)         (5,338)        (2,420)
        (5,718)        (4,412)       (1,023)          (928)          (930)          (557)        (30,361)       (23,000)
        14,233         16,340         3,354          3,662          6,989          3,874          26,244         13,433
       (16,597)        (9,591)       (3,972)        (3,710)        (3,102)        (2,463)       (287,463)      (169,279)
      --------       --------       -------        -------        -------        -------       ---------      ---------
         6,204         12,909         3,572          3,604          7,220          2,889          15,787         25,898
      --------       --------       -------        -------        -------        -------       ---------      ---------
         4,517         30,321         2,532          3,449          9,146          2,658          20,025         28,101

       188,431        158,110        17,965         14,516         15,327         12,669          67,401         39,300
      --------       --------       -------        -------        -------        -------       ---------      ---------
      $192,948       $188,431       $20,497        $17,965        $24,473        $15,327       $  87,426      $  67,401
      ========       ========       =======        =======        =======        =======       =========      =========

                                       35    Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                    RUSSELL MULTI-STYLE                RUSSELL AGGRESSIVE
                                                                     EQUITY DIVISION #                 EQUITY DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                 SIX MONTHS                        SIX MONTHS
                                                                 YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $   839         $   362           $ 1,844          $   12
  Net Realized Gain (Loss)..................................         (121)             (1)               47              (4)
  Net Change in Unrealized Appreciation (Depreciation)......       (5,159)            484            (2,428)            438
                                                                  -------         -------           -------          ------
Increase (Decrease) in Equity...............................       (4,441)            845              (537)            446
                                                                  -------         -------           -------          ------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        9,683             669             3,674              28
  Policy Loans, Surrenders and Death Benefits...............       (1,153)           (109)             (550)            (34)
  Mortality Charges and Other (net).........................       (1,847)           (114)             (762)            (37)
  Transfers from Other Divisions............................       30,351          13,008            14,978           5,080
  Transfers to Other Divisions..............................       (5,256)           (561)           (2,922)           (127)
                                                                  -------         -------           -------          ------
Increase in Equity Derived from Equity Transactions.........       31,778          12,893            14,418           4,910
                                                                  -------         -------           -------          ------
Net Increase in Equity......................................       27,337          13,738            13,881           5,356

EQUITY
  Beginning of Period.......................................       13,738              --             5,356              --
                                                                  -------         -------           -------          ------
  End of Period.............................................      $41,075         $13,738           $19,237          $5,356
                                                                  =======         =======           =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements   36

            RUSSELL               RUSSELL REAL ESTATE SECURITIES              RUSSELL
      NON-U.S. DIVISION #              SECURITIES DIVISION #           CORE BOND DIVISION #
-------------------------------   -------------------------------   ---------------------------
                    SIX MONTHS                       SIX MONTHS                     SIX MONTHS
     YEAR ENDED       ENDED         YEAR ENDED         ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2000           1999            2000             1999            2000           1999
-----------------------------------------------------------------------------------------------
      $ 1,473         $  138          $  184           $   33          $  233         $   50
           31             --               1               --              (8)            --
       (4,148)           585             692               (9)            257            (45)
      -------         ------          ------           ------          ------         ------
       (2,644)           723             877               24             482              5
      -------         ------          ------           ------          ------         ------

        5,228            254           1,150               49             789             51
         (550)           (48)            (73)              (8)           (297)           (38)
         (884)           (34)           (198)              (8)           (208)            (8)
       25,372          4,917           5,039            1,097           5,925          1,595
       (6,442)          (205)           (431)              (6)           (502)           (71)
      -------         ------          ------           ------          ------         ------
       22,724          4,884           5,487            1,124           5,707          1,529
      -------         ------          ------           ------          ------         ------
       20,080          5,607           6,364            1,148           6,189          1,534

        5,607             --           1,148               --           1,534             --
      -------         ------          ------           ------          ------         ------
      $25,687         $5,607          $7,512           $1,148          $7,723         $1,534
      =======         ======          ======           ======          ======         ======

                                     37    Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2000

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Funds shares is identified cost. Purchases and sales of the Funds shares for the year ended December 31, 2000 by each Division are shown below:

        DIVISIONS:            PURCHASES        SALES
        ----------            ---------        -----
Small Cap Growth Stock
  Division.................  $ 55,982,785   $ 9,796,834
Aggressive Growth Stock
  Division.................    97,721,920     5,437,370
International Equity
  Division.................    53,349,154     7,706,250
Index 400 Stock Division...    21,671,180       517,518
Growth Stock Division......    59,917,909     1,677,627
Growth & Income Stock
  Division.................    28,487,265     5,453,806
Index 500 Stock Division...   103,355,265     2,799,818
Balanced Division..........    32,698,140    12,306,329
High Yield Bond Division...     7,448,265     1,609,489
Select Bond Division.......     9,789,978     1,392,344
Money Market Division......    86,529,890    66,504,075
Russell Multi-Style Equity
  Division.................    34,087,389     1,470,586
Russell Aggressive Equity
  Division.................    17,146,432       884,624
Russell Non-U.S.
  Division.................    25,614,811     1,420,072
Russell Real Estate
  Securities Division......     5,807,436       131,460
Russell Core Bond
  Division.................     6,507,726       569,629

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Division. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Division for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998 and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

Notes to Financial Statements        38

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2000
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                             VARIABLE LIFE                                VARIABLE COMPLIFE
                                            POLICIES ISSUED                                POLICIES ISSUED
                                        BEFORE OCTOBER 11, 1995                     ON OR AFTER OCTOBER 11, 1995
                                              EQUITY OF:                                     EQUITY OF:
                                       -------------------------       TOTAL        -----------------------------        TOTAL
                                       POLICYOWNERS        NML         EQUITY       POLICYOWNERS           NML           EQUITY
                                       ------------------------------------------------------------------------------------------
Small Cap Growth Stock Division......    $  8,420        $ 1,019      $  9,439        $ 23,735          $ 14,754       $   38,489
Aggressive Growth Stock Division.....      63,627          8,624        72,251         149,593            51,531          201,124
International Equity Division........      40,514          2,564        43,078          87,842            23,332          111,174
Index 400 Stock Division.............       3,361            309         3,670          11,649             7,654           19,303
Growth Stock Division................      31,564          2,615        34,179          97,512            32,823          130,335
Growth and Income Stock Division.....      22,938          2,187        25,125          65,005            19,691           84,696
Index 500 Stock Division.............     110,052          8,019       118,071         186,759            62,946          249,705
Balanced Division....................     134,376          5,699       140,075          38,140            11,484           49,624
High Yield Bond Division.............       3,342            256         3,598          12,693             3,308           16,001
Select Bond Division.................       8,058            284         8,342           9,041             2,113           11,154
Money Market Division................       6,428            243         6,671          33,857            39,992           73,849
Russell Multi-Style Equity
  Division...........................       3,803            361         4,164          18,467            11,228           29,695
Russell Aggressive Equity Division...       2,327            239         2,566           7,666             4,975           12,641
Russell Non-U.S. Division............       3,400            197         3,597          11,508             5,918           17,426
Russell Real Estate Securities
  Division...........................       1,858             68         1,926           3,150             1,746            4,896
Russell Core Bond Division...........         365             18           383           1,829               749            2,578
                                         --------        -------      --------        --------          --------       ----------
                                         $444,433        $32,702      $477,135        $758,446          $294,244       $1,052,690
                                         ========        =======      ========        ========          ========       ==========

                                                              VARIABLE EXECUTIVE LIFE             VARIABLE JOINT LIFE
                                                                  POLICIES ISSUED                   POLICIES ISSUED
                                                             ON OR AFTER MARCH 2, 1998       ON OR AFTER DECEMBER 10, 1998
                                                             -------------------------       -----------------------------
                                                                       TOTAL                             TOTAL
                                                                      EQUITY                            EQUITY
                                                             -------------------------------------------------------------
Small Cap Growth Stock Division............................           $   192                           $ 2,256
Aggressive Growth Stock Division...........................             1,582                             2,868
International Equity Division..............................             1,662                             2,003
Index 400 Stock Division...................................               163                             1,178
Growth Stock Division......................................             3,586                             3,578
Growth and Income Stock Division...........................               731                             1,546
Index 500 Stock Division...................................             5,650                             6,567
Balanced Division..........................................             1,450                             1,799
High Yield Bond Division...................................               725                               174
Select Bond Division.......................................             4,420                               557
Money Market Division......................................             2,289                             4,617
Russell Multi-Style Equity Division........................             3,917                             3,299
Russell Aggressive Equity Division.........................             3,138                               892
Russell Non-U.S. Division..................................             3,187                             1,478
Russell Real Estate Securities Division....................               289                               402
Russell Core Bond Division.................................             4,438                               323
                                                                      -------                           -------
                                                                      $37,419                           $33,537
                                                                      =======                           =======

                                     39         Notes to Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2000       1999
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $40,607    $36,792
  Common and preferred stocks...............................      6,216      7,108
  Mortgage loans............................................     14,431     13,416
  Real estate...............................................      1,627      1,666
  Policy loans..............................................      8,504      7,938
  Other investments.........................................      4,508      3,443
  Cash and temporary investments............................      1,217      1,159
                                                                -------    -------
     TOTAL INVESTMENTS......................................     77,110     71,522
  Due and accrued investment income.........................      1,008        893
  Deferred premium and other assets.........................      1,510      1,409
  Separate account assets...................................     12,497     12,161
                                                                -------    -------
     TOTAL ASSETS...........................................    $92,125    $85,985
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $62,816    $57,992
  Policyowner dividends payable.............................      3,350      3,100
  Interest maintenance reserve..............................        378        491
  Asset valuation reserve...................................      2,298      2,371
  Income taxes payable......................................      1,228      1,192
  Other liabilities.........................................      3,662      3,609
  Separate account liabilities..............................     12,497     12,161
                                                                -------    -------
     TOTAL LIABILITIES......................................     86,229     80,916
  Surplus...................................................      5,896      5,069
                                                                -------    -------
     TOTAL LIABILITIES AND SURPLUS..........................    $92,125    $85,985
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2000       1999       1998
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 8,925    $ 8,344    $ 8,021
  Net investment income.....................................      5,339      4,766      4,536
  Other income..............................................      1,118        970        922
                                                                -------    -------    -------
      TOTAL REVENUE.........................................     15,382     14,080     13,479
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      4,541      4,023      3,602
  Net additions to policy benefit reserves..................      4,815      4,469      4,521
  Net transfers to separate accounts........................        469        516        564
                                                                -------    -------    -------
      TOTAL BENEFITS........................................      9,825      9,008      8,687
  Operating expenses........................................      1,416      1,287      1,297
                                                                -------    -------    -------
      TOTAL BENEFITS AND EXPENSES...........................     11,241     10,295      9,984
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......      4,141      3,785      3,495
Policyowner dividends.......................................      3,334      3,091      2,869
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................        807        694        626
Income tax expense..........................................        125        203        301
                                                                -------    -------    -------
      NET GAIN FROM OPERATIONS..............................        682        491        325
Net realized capital gains..................................      1,147        846        484
                                                                -------    -------    -------
      NET INCOME............................................    $ 1,829    $ 1,337    $   809
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements.

                                     41  Consolidated Statement of Operations

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2000       1999      1998
-------------------------------------------------------------------------------------------
Beginning of Year Balance...................................    $ 5,069    $4,741    $4,101
    Net income..............................................      1,829     1,337       809
    (Decrease) increase in net unrealized gains.............     (1,043)      213      (147)
    Decrease (increase) in asset valuation reserve..........         73      (377)      (20)
    Charge-off of goodwill (Note 7).........................        (12)     (842)       --
    Other, net..............................................        (20)       (3)       (2)
                                                                -------    ------    ------
    NET INCREASE IN SURPLUS.................................        827       328       640
                                                                -------    ------    ------
End of Year Balance.........................................    $ 5,896    $5,069    $4,741
                                                                =======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements.

Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------
                                                                 2000         1999         1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 7,051      $ 6,585      $ 6,405
  Investment income received................................      5,000        4,476        4,216
  Disbursement of policy loans, net of repayments...........       (566)        (358)        (416)
  Benefits paid to policyowners and beneficiaries...........     (4,739)      (4,199)      (3,740)
  Net transfers to separate accounts........................       (469)        (516)        (564)
  Operating expenses and taxes..............................     (1,845)      (1,699)      (1,749)
  Other, net................................................        224          (56)         (83)
                                                                -------      -------      -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,656        4,233        4,069
                                                                -------      -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     29,539       20,788       28,720
     Common and preferred stocks............................      9,437       13,331       10,359
     Mortgage loans.........................................      1,198        1,356        1,737
     Real estate............................................        302          216          159
     Other investments......................................        659          830          768
                                                                -------      -------      -------
                                                                 41,135       36,521       41,743
                                                                -------      -------      -------

  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     33,378       22,849       30,873
     Common and preferred stocks............................      8,177       13,794        9,642
     Mortgage loans.........................................      2,261        2,500        3,135
     Real estate............................................        224          362          268
     Other investments......................................      1,535        1,864          567
                                                                -------      -------      -------
                                                                 45,575       41,369       44,485
                                                                -------      -------      -------
  Net (decrease) increase due to securities lending and
     other..................................................       (158)         499         (624)
                                                                -------      -------      -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,598)      (4,349)      (3,366)
                                                                -------      -------      -------
       NET INCREASE (DECREASE) IN CASH AND TEMPORARY
        INVESTMENTS.........................................         58         (116)         703
Cash and temporary investments, beginning of year...........      1,159        1,275          572
                                                                -------      -------      -------
Cash and temporary investments, end of year.................    $ 1,217      $ 1,159      $ 1,275
                                                                =======      =======      =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                     43  Consolidated Statement of Cash Flows

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2000, 1999 and 1998

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance ("OCI") of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance regarding matters where statutory accounting has been silent and changes current statutory accounting regarding some matters. The OCI has adopted Codification effective January 1, 2001. The effect of adoption on the Company's statutory surplus is expected to be an increase, primarily as a result of deferred tax accounting and investment valuations.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities and (5) majority-owned non-insurance subsidiaries are consolidated. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS
The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at lower of cost or market, and unconsolidated subsidiaries and affiliates are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost (less depreciation and encumbrances) or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS
Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS
Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries and affiliates' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold.

Notes to Consolidated Statutory Financial Statements

Unrealized investment gains and losses include changes in the fair value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. Increases or decreases in AVR are recorded directly to surplus.

SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME
Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender, annuity and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS
Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS
Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, or used to purchase additional insurance. The vast majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the Statement of Operations. These dividends are reported as a reduction of premium cash inflow in the Statement of Cash Flows.

2. INVESTMENTS

DEBT SECURITIES
Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

                            Notes to Consolidated Statutory Financial Statements

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 2000 and 1999 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 2000      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,761      $  279      $   (48)     $ 3,992
Mortgage-backed
  securities.........     9,551         242          (50)       9,743
Corporate and other
  debt securities....    27,295         536         (940)      26,891
                        -------      ------      -------      -------
                         40,607       1,057       (1,038)      40,626
Preferred stocks.....       257          11           (1)         267
                        -------      ------      -------      -------
     Total...........   $40,864      $1,068      $(1,039)     $40,893
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 2000 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     STATEMENT    ESTIMATED
                                       VALUE      FAIR VALUE
                                     ---------    ----------
                                          (IN MILLIONS)
Due in one year or less..........     $   566      $   570
Due after one year through five
  years..........................       6,173        6,100
Due after five years through ten
  years..........................      12,871       12,789
Due after ten years..............      11,703       11,691
                                      -------      -------
                                       31,313       31,150
Mortgage-backed securities.......       9,551        9,743
                                      -------      -------
                                      $40,864      $40,893
                                      =======      =======

STOCKS
The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 2000 and 1999 was $4.7 billion and $4.9 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 2000 and 1999 was $14.7 billion and $13.2 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 2000 and 1999, real estate includes $29 million and $39 million, respectively, acquired through foreclosure and $109 million and $114 million, respectively, of home office real estate.

REALIZED AND UNREALIZED GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  369      $(416)      $  (47)
Common and preferred
  stocks.....................      1,534       (333)       1,201
Mortgage loans...............         --        (25)         (25)
Real estate..................        101         --          101
Other invested assets........        395       (177)         218
                                  ------      -----       ------
                                   2,399       (951)       1,448
                                  ------      -----       ------
Less: Capital gains taxes....                                353
Less: IMR (losses) gains.....                                (52)
                                                          ------
Net realized capital gains...                             $1,147
                                                          ======

Notes to Consolidated Statutory Financial Statements

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  219      $(404)      $ (185)
Common and preferred
  stocks.....................      1,270       (255)       1,015
Mortgage loans...............         22        (12)          10
Real estate..................         92         --           92
Other invested assets........        308       (189)         119
                                  ------      -----       ------
                                   1,911       (860)       1,051
                                  ------      -----       ------
Less: Capital gains taxes....                                244
Less: IMR (losses) gains.....                                (39)
                                                          ------
Net realized capital gains...                             $  846
                                                          ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1998
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  514      $(231)      $  283
Common and preferred
  stocks.....................        885       (240)         645
Mortgage loans...............         18        (11)           7
Real estate..................         41         --           41
Other invested assets........        330       (267)          63
                                  ------      -----       ------
                                   1,788       (749)       1,039
                                  ------      -----       ------
Less: Capital gains taxes....                                358
Less: IMR (losses) gains.....                                197
                                                          ------
Net realized capital gains...                             $  484
                                                          ======

Changes in net unrealized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                      2000      1999     1998
                                      ----      ----     ----
                                           (IN MILLIONS)
Bonds............................    $  (208)   $(178)   $ (97)
Common and preferred stocks......       (851)     415       29
Mortgage loans...................         (2)     (10)     (16)
Real estate......................         (4)      (2)      --
Other............................         22      (12)     (63)
                                     -------    -----    -----
                                     $(1,043)   $ 213    $(147)
                                     =======    =====    =====

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.4 billion and $2.1 billion, respectively, are included in the consolidated statements of financial position at December 31, 2000 and 1999, and approximate the statement value of securities loaned at those dates.

DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options, floors and swaps.

                            Notes to Consolidated Statutory Financial Statements

The Company held the following positions for hedging purposes at December 31, 2000 and 1999:

                                                   NOTIONAL AMOUNTS
                                             ----------------------------
                                             DECEMBER 31,    DECEMBER 31,
DERIVATIVE FINANCIAL INSTRUMENT                  2000            1999                      RISKS REDUCED
-------------------------------              ------------    ------------                  -------------
                                                    (IN MILLIONS)
Forward Contracts........................       $1,203           $967        Currency exposure on foreign-denominated
                                                                             investments and future commitments.
Common Stock Futures and Swaps...........          565            620        Stock market price fluctuation.
Bond Futures.............................           --             50        Bond market price fluctuation.
Options to acquire Interest Rate Swaps...          452            419        Interest rates payable on certain annuity
                                                                             and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................          200            203        Interest rates on variable rate notes and
                                                                             currency exposure on foreign-denominated
                                                                             bonds.
Default Swaps............................           52             52        Default exposure on certain bond
                                                                             investments.
Interest Rate Floors.....................          525             --        Interest rates payable on certain annuity
                                                                             contracts.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 2000 and 1999. The notional amount of equity swaps outstanding at December 31, 2000 and 1999 was $0 and $136 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. Fair valuation adjustments for interest rate swaps, bond futures and options to acquire interest rate swaps are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 2000, 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized gains (losses) of $117 million, $(55) million and $(104) million, respectively, and net unrealized gains (losses) of $42 million, $17 million and $(58) million, respectively, on derivative instruments.

3. RESERVES FOR POLICY BENEFITS
Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The

Notes to Consolidated Statutory Financial Statements expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of January 1, 2000, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $122 million and $109 million for nonqualified defined benefit plans at December 31, 2000 and 1999, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $32 million, $31 million and $29 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 2000, 1999 and 1998, respectively. The defined benefit and defined contribution plans' assets of $2.3 billion and $2.2 billion at December 31, 2000 and 1999, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 2000, 1999 and 1998 were a net expense of $6.8 million, $5.0 million and $1.8 million, respectively.

                            DECEMBER 31,        DECEMBER 31,
                                2000                1999
                         ------------------  ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $47 million         $40 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $76 million         $68 million
Discount rate..........  7%                  7%
Health care cost trend
  rate.................  10% to an ultimate  10% to an ultimate
                         5%, declining 1%    5%, declining 1%
                         for 5 years         for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 2000 and 1999 would have been increased by $7 million and $6 million, respectively.

At December 31, 2000 and 1999, the recorded postretirement benefit obligation was reduced by $22 million and $28 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

5. REINSURANCE
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 2000 and 1999 were reported net of ceded reserves of $663 million and $584 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 2000, 1999 and 1998 was as follows:

                               2000       1999      1998
                              -------    ------    ------
                                     (IN MILLIONS)
Direct premiums...........    $ 9,419    $8,785    $8,426
Premiums ceded............       (494)     (441)     (405)
                              -------    ------    ------
Net premiums..............    $ 8,925    $8,344    $8,021
                              =======    ======    ======
Benefits to policyowners
  and beneficiaries.......     10,063     9,205    $8,869
Benefits ceded............       (238)     (197)     (182)
                              -------    ------    ------
Net benefits to
  policyowners and
  beneficiaries...........    $ 9,825    $9,008    $8,687
                              =======    ======    ======

In addition, the Company received $146 million, $133 million and $121 million for the years ended December 31, 2000, 1999 and 1998, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company;

                            Notes to Consolidated Statutory Financial Statements
consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES
Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 2000, 1999 and 1998 was 16%, 29%, and 48% respectively. In 2000 and 1999, the effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments. In 1998, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

7. RELATED PARTY TRANSACTIONS
The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 2000 and 1999, the Company charged-off directly from surplus approximately $12 million and $842 million respectively, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $220 million and $287 million for 2000 and 1999, respectively, were recorded on this transaction, based on the fair value of the assets upon transfer.

8. CONTINGENCIES
The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $101 million at December 31, 2000 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.8 billion at December 31, 2000 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

R EPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2000 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, on the basis of accounting described in Note 1.

[PRICEWATERHOUSECOOPERS LLC]
January 23, 2001

                                     51                     Accountants' Report

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

N O R T H W E S T E R N  M U T U A L

NORTHWESTERN MUTUAL VARIABLE LIFE



NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS



P  R  O  S  P  E  C  T  U  S  E  S


Investment Company Act File Nos. 811-3990 and 811-5371

NORTHWESTERN MUTUAL (TM)

PO Box 3095
Milwaukee WI 53201-3095

Change Service Requested

151103

                                     PART II


                       CONTENTS OF REGISTRATION STATEMENT

         This amendment to the registration statement comprises the following papers and documents:

           The facing sheet

           The cross-reference sheet

           The prospectus consisting of 54 pages

           The undertaking with respect to fees and charges

           The signatures

           Written consents of the following persons:

                    PricewaterhouseCoopers LLP (filed herewith as Exhibit C(1))

                    William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6))

           The following exhibits:

                    Exhibit A(5)(I)      Illustrations of Death Benefits,
                                         Cash Values and Accumulated Premiums

                    Exhibit C(1)         Consent of PricewaterhouseCoopers LLP

                    Exhibit C(6)         Opinion of William C. Koenig, F.S.A.




                                   UNDERTAKING


         The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2001.

                                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                    (Registrant)

                                    By THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY
                                       (Depositor)




Attest: JOHN M. BREMER                       By: JAMES D. ERICSON
       -----------------------------           ---------------------------------
        John M. Bremer,                          James D. Ericson, Chairman and
          Senior Executive Vice President          Chief Executive Officer
          and Secretary
                                             By NORTHWESTERN MUTUAL INVESTMENT
                                                SERVICES, LLC
                                                (Depositor)


Attest: MARK A. KAPRELIAN                    By: DAVID B. WESCOE
        ------------------------------          --------------------------------
        Mark A. Kaprelian, Secretary             David B. Wescoe,
                                                   President and CEO

         Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this Amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2001.

                                             THE NORTHWESTERN MUTUAL LIFE
                                             INSURANCE COMPANY  (Depositor)


Attest: JOHN M. BREMER                       By: JAMES D. ERICSON
       -----------------------------            --------------------------------
        John M. Bremer,                          James D. Ericson, Chairman and
          Senior Executive Vice President          Chief Executive Officer
          and Secretary

                                             NORTHWESTERN MUTUAL INVESTMENT
                                             SERVICES, LLC  (Depositor)


Attest: MARK A. KAPRELIAN                    By: DAVID B. WESCOE
        ------------------------------          --------------------------------
        Mark A. Kaprelian, Secretary             David B. Wescoe,
                                                   President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                           Title

JAMES D. ERICSON                    Trustee, Chairman and       Dated April
------------------------------      Principal Executive         27, 2001
James D. Ericson                    Officer


GARY A. POLINER                     Senior Vice President and
------------------------------      Principal Financial Officer
Gary A. Poliner

GARY E. LONG                        Vice President, Controller
------------------------------      and Principal Accounting
Gary E. Long                        Officer



HAROLD B. SMITH*                    Trustee
------------------------------
Harold B. Smith


J. THOMAS LEWIS*                    Trustee
------------------------------
J. Thomas Lewis


PATRICIA ALBJERG GRAHAM*            Trustee
------------------------------
Patricia Albjerg Graham


R. QUINTUS ANDERSON*                Trustee
------------------------------
R. Quintus Anderson


STEPHEN F. KELLER*                  Trustee                   Dated April
------------------------------                                27, 2001
Stephen F. Keller


PIERRE S. du PONT*                  Trustee
------------------------------
Pierre S. du Pont


J. E. GALLEGOS*                     Trustee
------------------------------
J. E. Gallegos


KATHRYN D. WRISTON*                 Trustee
------------------------------
Kathryn D. Wriston


BARRY L. WILLIAMS*                  Trustee
------------------------------
Barry L. Williams


GORDON T. BEAHAM III*               Trustee
------------------------------
Gordon T. Beaham III


DANIEL F. McKEITHAN, JR.*           Trustee
------------------------------
Daniel F. McKeithan, Jr.


EDWARD E. BARR*                     Trustee
------------------------------
Edward E. Barr


ROBERT C. BUCHANAN*                 Trustee
------------------------------
Robert C. Buchanan


SHERWOOD H. SMITH, JR.*             Trustee
------------------------------
Sherwood H. Smith, Jr.


H. MASON SIZEMORE, JR.*             Trustee
------------------------------
H. Mason Sizemore, Jr.


JOHN J. STOLLENWERK*                Trustee
------------------------------
John J. Stollenwerk

GEORGE A. DICKERMAN*                Trustee
------------------------------
George A. Dickerman



GUY A. OSBORN*                      Trustee                   Dated April
------------------------------                                27, 2001
Guy A. Osborn



JOHN E. STEURI*                     Trustee
------------------------------
John E. Steuri



STEPHEN N. GRAFF*                   Trustee
------------------------------
Stephen N. Graff



BARBARA A. KING*                    Trustee
------------------------------
Barbara A. King


                                    Trustee
------------------------------
Timothy D. Proctor



PETER M. SOMMERHAUSER*              Trustee
------------------------------
Peter M. Sommerhauser



EDWARD J. ZORE*                     Trustee
------------------------------
Edward J. Zore


                                    Trustee
------------------------------
James P. Hackett



*By: JAMES D. ERICSON
     ------------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                               CONSENT OF ACTUARY


         The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).











                       CONSENT OF INDEPENDENT ACCOUNTANTS



         The Consent of PricewaterhouseCoopers LLP is filed as Exhibit C(1).

                                POWER OF ATTORNEY


         The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Edward J. Zore, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2000 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 26th day of July, 2000.


                                     R. QUINTUS ANDERSON            Trustee
                                     -------------------------------
                                     R. Quintus Anderson




                                     EDWARD E. BARR                 Trustee
                                     -------------------------------
                                     Edward E. Barr




                                     GORDON T. BEAHAM III           Trustee
                                     -------------------------------
                                     Gordon T. Beaham III




                                     ROBERT C. BUCHANAN             Trustee
                                     -------------------------------
                                     Robert C. Buchanan




                                     GEORGE A. DICKERMAN            Trustee
                                     -------------------------------
                                     George A. Dickerman




                                     PIERRE S. du PONT              Trustee
                                     -------------------------------
                                     Pierre S. du Pont





                                     JAMES D. ERICSON               Trustee
                                     -------------------------------
                                     James D. Ericson

                                     J. E. GALLEGOS                 Trustee
                                     -------------------------------
                                     J. E. Gallegos




                                     STEPHEN N. GRAFF               Trustee
                                     -------------------------------
                                     Stephen N. Graff




                                     PATRICIA ALBJERG GRAHAM        Trustee
                                     -------------------------------
                                     Patricia Albjerg Graham




                                     STEPHEN F. KELLER              Trustee
                                     -------------------------------
                                     Stephen F. Keller




                                     BARBARA A. KING                Trustee
                                     -------------------------------
                                     Barbara A. King




                                     J. THOMAS LEWIS                Trustee
                                     -------------------------------
                                     J. Thomas Lewis




                                     DANIEL F. McKEITHAN, JR.       Trustee
                                     -------------------------------
                                     Daniel F. McKeithan, Jr.




                                     GUY A. OSBORN                  Trustee
                                     -------------------------------
                                     Guy A. Osborn




                                                                    Trustee
                                     -------------------------------
                                     Timothy D. Proctor




                                     H. MASON SIZEMORE, JR.         Trustee
                                     -------------------------------
                                     H. Mason Sizemore, Jr.



                                     HAROLD B. SMITH                Trustee
                                     -------------------------------
                                     Harold B. Smith

                                      SHERWOOD H. SMITH, JR.         Trustee
                                      -------------------------------
                                      Sherwood H. Smith, Jr.




                                      PETER M. SOMMERHAUSER          Trustee
                                      -------------------------------
                                      Peter M. Sommerhauser




                                      JOHN E. STEURI                 Trustee
                                      -------------------------------
                                      John E. Steuri




                                      JOHN J. STOLLENWERK            Trustee
                                      -------------------------------
                                      John J. Stollenwerk




                                      BARRY L. WILLIAMS              Trustee
                                      -------------------------------
                                      Barry L. Williams




                                      KATHRYN D. WRISTON             Trustee
                                      -------------------------------
                                      Kathryn D. Wriston




                                      EDWARD J. ZORE                 Trustee
                                      -------------------------------
                                      Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM S-6
                       POST-EFFECTIVE AMENDMENT NO. 23 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT


Exhibit Number                              Exhibit Name
--------------                              ------------

Exhibit A(5)(I)            Illustrations of Death Benefits, Cash Values and Accumulated
                           Premiums

Exhibit C(1)               Consent of PricewaterhouseCoopers LLP (to be filed by amendment)

Exhibit C(6)               Opinion of William C. Koenig, F.S.A.

